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                       SECURITIES AND EXCHANGE COMMISSION

                             450 Fifth Street, N.W.
                            Washington, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                      Date of Report:  September 15, 1997


                             Atrix Laboratories, Inc.
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               (Exact Name of Registrant as Specified in Charter)



        Delaware                    0-18231                   84-1043826
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        (State of                 (Commission                (IRS Employer
      incorporation)              File Number)            Identification No.)


              2579 Midpoint Drive, Fort Collins, Colorado    80525
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              (Address of Principal Executive Offices)  (Zip Code)


       Registrant's telephone number, including area code: (970) 482-5868


                                 Not Applicable
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          (Former Name or Former Address, if Change Since Last Report)
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Item 5.  Other Events.

         See the Press Release attached hereto as Exhibit 20.

Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits

                 20    Press Release dated September 15, 1997





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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        ATRIX LABORATORIES, INC.



Date:  September 15, 1997               By: /s/ Brian Richmond
                                           -------------------------------------
                                           Brian Richmond, Corporate Controller










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                                 EXHIBIT INDEX



         Exhibit No.                     Exhibit Description
         -----------                     -------------------
             20                  Press Release dated September 15, 1997










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